Putnam
New
Opportunities
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Discussion of the innovative and dynamic companies that make up Putnam New Opportunities Fund's portfolio always makes for compelling reading, and those covered in this report for fiscal 1999 are no exception. These are the companies on the leading edge of their industries, the companies that are seeking the next breakthrough or have already begun to exploit it. Many are involved with the exciting new technologies associated with electronic communications -- the Internet, telecommunications, and the like. Others are finding innovative ways to thrive in more traditional industries.

Identifying the most promising of these companies is a challenging task, for many that push the boundaries of their fields are destined to fall by the wayside. While it is impossible to build a portfolio comprising only winners, your fund's managers, backed by one of the most extensive equity research capabilities in our industry, are at a distinct advantage. I am pleased to announce the appointment of Kenneth W. Lang to the management team shortly after the close of the fiscal year. Before joining Putnam in 1997, Ken was with Montgomery Securities and Morgan Stanley. He has 9 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 18, 1999



Report from the Fund Managers

Daniel L. Miller
Jeffrey R. Lindsey

Like much of the rest of the world, Putnam New Opportunities Fund was profoundly influenced by technology -- and especially the Internet -- during the 12 months ended June 30, 1999. An insatiable appetite for advanced technology from businesses and consumers helped boost performance throughout the portfolio and led to solid returns for your fund's ninth fiscal year.

In the financial markets, several shifts occurred during the period, which began on a volatile note with last summer's worldwide turbulence. Although U.S. markets had recovered by the fiscal year's midpoint, a small group of large-company growth stocks continued to outperform all other types of investments.

Toward the end of the period, however, stocks of small and midsize companies began to show signs of improvement, finally pulling away from the shadow of large-company stocks. In these changing conditions, your fund's ability to invest in companies of all sizes proved beneficial, and we're happy to report on a number of strong performing small, midsize, and large companies throughout the portfolio.

Total return for 12 months ended 6/30/99

          Class A         Class B          Class M
        NAV     POP     NAV     CDSC     NAV     POP
----------------------------------------------------------------
       17.81%  11.04%  17.01%   12.01%  17.19%  13.10%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* INTERNET FUELS PERFORMANCE OF SEVERAL HOLDINGS

The explosive growth in Internet use has propelled companies in the fund's portfolio, including many that play behind-the-scenes roles in Internet commerce. VeriSign, Inc., whose stock has risen nearly 500% since last October, is one example. VeriSign provides services that allow businesses and individuals to conduct secure transactions online. The company provides digital IDs that allow Internet sites to safeguard information, such as credit-card numbers that are transmitted online. The digital ID from VeriSign has become recognized by Web users as a sign that a site is legitimate. VeriSign has worked with government agencies and large firms, such as Visa, Microsoft, and Morgan Stanley Dean Witter, and has become the dominant player in this market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunication
services                13.2%

Retail                  10.4%

Broadcasting             8.2%

Networking and
telecommunication
equipment                7.8%

Electronics and
electrical equipment     7.2%

Footnote reads:
*Based on net assets as of 6/30/99. Holdings will vary over time.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Clear Channel Communications,
Inc.
Broadcasting

American Telephone & Telegraph
Corp.
Telecommunication services

Microsoft Corp.
Computer software

General Electric Co.
Electronics and electrical equipment

Costco Companies, Inc.
Retail

Tyco International Ltd.
Conglomerate

QUALCOMM, Inc.
Networking and telecommunication
equipment

Lucent Technologies, Inc.
Networking and telecommunication
equipment

CBS Corp.
Broadcasting

Outdoor Systems, Inc.
Advertising

Footnote reads:
These holdings represent 19.1% of the fund's net assets as of 6/30/99. Portfolio holdings will vary over time.


Critical Path, Inc. is another company that has benefited from businesses' reliance on electronic communications. The company provides e-mail hosting services that allow organizations and Internet service providers to reduce costs and improve customer service by outsourcing their e-mail systems. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


* TRADITIONAL MEDIA ALSO BENEFIT FROM INTERNET

Also reaping the rewards of Internet growth are media companies that allow Internet companies to advertise through traditional methods. Internet companies looking to build brand recognition are turning to billboards, radio, and television. Stocks in the portfolio that have benefited include Infinity Broadcasting, which operates 160 radio stations serving 34 U.S. markets; Clear Channel Communications, which operates 206 radio and 18 TV stations; and media giant CBS Corp. In addition, the stock of Outdoor Systems, a billboard advertising company, was an outstanding performer during the period.

The fund's portfolio also includes the most obvious beneficiaries of Internet growth -- the Internet companies themselves. One example is VerticalNet, Inc., which was founded in 1995 and operates 41 online "communities" that provide business-to-business news, information, and discussion forums. Each VerticalNet community is focused on a specific business or industry and caters to individuals with similar professional interests. Examples of VerticalNet communities include solidwaste.com, foodservicecentral.com, and fiberopticsonline.com. Professionals from across the globe visit the sites to exhange ideas, search for career opportunities, and monitor industry events. The site attracts nearly 2 million visitors per month, including buyers and sellers who do business online.

* TELECOMMUNICATIONS SECTOR CONTINUES RAPID GROWTH

Another sector showing substantial growth during the fiscal year was communications services. Among the larger companies in the portfolio was MCI WorldCom, Inc., the second-largest long-distance company in the United States. MCI provides telecommunications services to businesses, governments, and consumers from a network of fiber-optic cables and digital microwave and satellite stations.

The company was formed in 1997 in one of the largest corporate mergers in history -- the $43 billion acquisition of MCI Communications Corp. by WorldCom, Inc. Despite intense competition, MCI WorldCom remains well positioned, offering competitive products and services such as its local-to-global-to-local networks, which connect directly to customer homes and businesses instead of relying on local phone company networks to transmit phone calls.

The company recently acquired paging company SkyTel Communications, a move that will allow it to expand to wireless messaging and data services. Fund performance was also boosted by NextLink Communications, Inc., one of the fastest-growing providers of competitive telecommunications services in the United States. Nextlink has evolved into a rapidly growing broadband communications services company, adding new customers and launching in new markets every quarter. Nextlink recently announced that it would team with Microsoft and Westbank Projects Corporation of Vancouver to create a state-of-the-art technology environment in a new commercial office, retail, hotel, and residential development in the state of Washington.


"The explosive growth in technology has been a pervasive theme for every sector of the fund's portfolio. It has benefited companies of all sizes, from Internet firms and semiconductor companies to businesses that provide technological infrastructure and equipment. It has even contributed to the success of more traditional businesses such as broadcasting, advertising, and outsourcing."

-- Daniel L. Miller, manager
Putnam New Opportunities Fund


Growing hand in hand with the telecommunications business are companies that provide equipment to transmit growing amounts of data at faster speeds. As the former equipment arm of AT&T Corp., fund holding Lucent Technologies has a solid position in the telephone equipment market and is becoming an increasingly powerful player in the data and Internet markets. Lucent continues to see strong demand across all its business segments and is expected to benefit substantially as telecommunications companies seek to upgrade their networks to handle increased demands for data services. Lucent recently teamed up with wireless carrier Winstar Communications -- another strong performing fund holding -- to market high-speed wireless service to corporate customers. Under the deal, Lucent will provide the equipment for customers to access Winstar's network, which offers high-speed service for voice, data, and Internet connections.

Continued strength in the U.S. economy and rising consumer confidence provided a significant boost for retail stocks throughout the period. In 1998, consumer spending rose at its fastest pace in 14 years and a surge in early income tax refunds and home mortgage refinancing has put more disposable income into consumer pockets.

This environment helped stocks such as discount retailing giant Wal-Mart Stores, Inc. Known for extraordinary customer service and creative in-store promotions, Wal-Mart has experienced rapid growth and has crushed competitors on a regular basis. Wal-Mart's entry into food retailing presents enormous growth potential. While its Supercenters combine groceries with other retail departments, the company is also experimenting with Wal-Mart Neighborhood Markets, which would compete more directly with local grocers. A highlight from the fund's smaller retail holdings was The TJX Companies, Inc., which has had great success with its multiple retail concepts. The company operates off-price apparel and home fashions retail stores, including T.J. Maxx Stores, Marshalls Stores, and Winners Apparel Ltd. Stores.

* VOLATILITY, CONTINUED BROADENING POSSIBLE FOR FISCAL 2000

In the closing months of the fiscal year, stocks of small and midsize companies finally began to show signs of improvement. While it may be too soon to determine whether this change represents a long-term shift in investor sentiment, we are optimistic in our outlook for the smaller, more aggressively postured companies in the portfolio. However, with the U.S. markets at record levels, we recognize that volatility is possible in the coming fiscal year, and we will be watching for signs of inflation or accelerated economic growth that could affect the interest-rate outlook and the valuation level of the portfolio.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/99, there is no guarantee the fund will continue to hold these securities in the future. This fund invests all or a portion of its assets in small or midsize companies. Such investments increase the risk of greater price fluctuations.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Opportunities Fund is designed for investors seeking long-term capital appreciation primarily through common stock investments in companies in economic sectors with above-average long-term growth potential.


TOTAL RETURN FOR PERIODS ENDED 6/30/99

                    Class A           Class B             Class M
(inception dates)  (8/31/90)          (3/1/93)           (12/1/94)
                 NAV       POP      NAV      CDSC      NAV       POP
-------------------------------------------------------------------------
1 year          17.81%    11.04%   17.01%   12.01%    17.19%    13.10%
-------------------------------------------------------------------------
5 years        223.14    204.61   211.56   209.56    215.10    204.01
Annual average  26.44     24.95    25.52    25.36     25.80     24.90
-------------------------------------------------------------------------
Life of fund   786.75    735.85   729.35   729.35    745.65    715.86
Annual average  28.04     27.18    27.07    27.07     27.35     26.84
-------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/99

                         Russell     Russell
                          Midcap       2000        Consumer
                       Growth Index   Index       price index
-------------------------------------------------------------------------
1 year                    20.31%       1.50%         1.96%
-------------------------------------------------------------------------
5 years                  174.15      104.70         12.30
Annual average            22.35       15.41          2.35
-------------------------------------------------------------------------
Life of fund             377.88      276.92         26.29
Annual average            19.38       16.22          2.68
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/31/90

                  Fund's class A     Russell Midcap     Consumer price
Date              shares at POP       Growth Index          index

8/31/90               9,426             10,000             10,000
6/30/91              12,841             12,828             10,334
6/30/92              16,545             14,391             10,653
6/30/93              24,176             17,077             10,973
6/30/94              25,867             17,432             11,246
6/30/95              35,271             22,038             11,588
6/30/96              51,260             12,528             10,266
6/30/97              53,444             32,028             12,181
6/30/98              70,948             39,720             12,386
6/30/99             $83,585            $47,788            $12,629

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $82,935 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $84,565 ($81,586 at public offering price).



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/99

                             Class A       Class B       Class M
-----------------------------------------------------------------------------
Distributions (number)          1             1             1
-----------------------------------------------------------------------------
Income                          --            --            --
-----------------------------------------------------------------------------
Capital gains
  Long-term                   $1.875        $1.875        $1.875
-----------------------------------------------------------------------------
  Short-term                    --            --            --
-----------------------------------------------------------------------------
  Total                       $1.875        $1.875        $1.875
-----------------------------------------------------------------------------
Share value:                NAV      POP      NAV      NAV      POP
-----------------------------------------------------------------------------
6/30/98                    $57.68   $61.20  $55.42    $56.65   $58.70
-----------------------------------------------------------------------------
6/30/99                     65.61    69.61   62.51     64.05    66.37
-----------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Russell 2000 Index* is an unmanaged list of common stocks that is frequently used as a performance measure for small and midsize company stocks.

Russell Midcap Growth Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended June 30, 1999

To the Trustees and Shareholders of
Putnam New Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Opportunities Fund (the "fund") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 1999




The fund's portfolio
June 30, 1999

COMMON STOCKS (97.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Advertising (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,690,000  Lamar Advertising Co. (NON)                                                           $   110,121,875
          8,685,000  Outdoor Systems, Inc. (NON)                                                               317,002,500
                                                                                                           ---------------
                                                                                                               427,124,375

Airlines (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,150,800  Ryanair Holdings, plc ADR (Ireland) (NON)                                                  60,992,400

Banks (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,174,600  Firstar Corp.                                                                             116,888,800
          3,380,800  National Commerce Bancorporation                                                           73,955,000
          1,265,000  Zions Bancorp (NON)                                                                        80,327,500
                                                                                                           ---------------
                                                                                                               271,171,300

Broadcasting (8.2%)
--------------------------------------------------------------------------------------------------------------------------
          7,328,900  CBS Corp.                                                                                 318,349,094
          5,025,000  Chancellor Media Corp.                                                                    277,003,125
            705,400  Citadel Communications Corp. (NON)                                                         25,526,663
          9,528,900  Clear Channel Communications, Inc. (NON)                                                  656,898,544
            535,500  Entercom Communications Corp.                                                              22,892,625
            897,000  Hispanic Broadcasting Corp. (NON)                                                          68,059,875
          4,815,000  Infinity Broadcasting Corp. Class A (NON)                                                 143,246,250
          3,272,000  Sinclair Broadcast Group, Inc. Class A                                                     53,579,000
          2,455,000  Univision Communications, Inc. Class A (NON)                                              162,030,000
          1,520,000  WestWood One, Inc. (NON) (AFF)                                                             54,245,000
                                                                                                           ---------------
                                                                                                             1,781,830,176

Business Services (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,635,900  Cendant Corp. (NON)                                                                        33,535,950
          1,065,000  Exodus Communications, Inc. (NON)                                                         127,733,438
          4,695,000  Snyder Communications, Inc. (NON) (AFF)                                                   153,761,250
            144,700  VerticalNet, Inc. (NON)                                                                    15,193,500
                                                                                                           ---------------
                                                                                                               330,224,138

Cable Television (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            553,385  Adelphia Communications Class A (NON)                                                      35,209,121
          1,175,700  Century Communications Corp. (NON)                                                         54,082,200
          4,013,100  Comcast Corp. Class A (NON)                                                               154,253,531
            557,500  MediaOne Group, Inc. (NON)                                                                 41,464,063
                                                                                                           ---------------
                                                                                                               285,008,915

Computer Equipment (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,580,000  Comdisco, Inc. (NON)                                                                       66,112,500
          4,504,900  EMC Corp. (NON)                                                                           247,769,500
          4,161,000  Sun Microsystems, Inc. (NON)                                                              286,588,875
                                                                                                           ---------------
                                                                                                               600,470,875

Computer Services (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,295,000  Affiliated Computer Services, Inc. Class A (NON)                                          116,184,375
          1,183,000  America Online, Inc. (NON)                                                                130,721,500
            656,100  CheckFree Holdings Corp. (NON)                                                             18,083,756
          1,425,000  Covad Communications Group 144A (NON)                                                      75,970,313
            604,500  Critical Path, Inc. (NON)                                                                  33,436,406
          2,040,000  Entrust Technologies, Inc. (NON)                                                           67,830,000
            230,000  RealNetworks, Inc. (NON)                                                                   15,841,250
          3,415,000  USWeb Corp. (NON)                                                                          75,770,313
            592,400  Verio, Inc. (NON)                                                                          41,171,800
          1,454,000  VeriSign, Inc. (NON)                                                                      125,407,500
          2,539,600  Whittman-Hart, Inc. (NON)                                                                  80,632,300
                                                                                                           ---------------
                                                                                                               781,049,513

Computer Software (6.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,420,000  Amdocs Ltd. (NON)                                                                          32,305,000
            406,000  BroadVision, Inc. (NON)                                                                    29,942,500
            455,000  Check Point Software Technologies Ltd. (Israel) (NON)                                      24,399,375
          2,191,100  Electronic Arts, Inc. (NON)                                                               118,867,175
          1,555,900  I2 Technologies, Inc. (NON)                                                                66,903,700
          1,279,400  Intuit, Inc. (NON)                                                                        115,305,925
            574,800  ISS Group, Inc. (NON)                                                                      21,698,700
            825,000  Lernout & Hauspie Speech Products N.V. (Belgium) (NON)                                     29,235,938
            217,000  Lycos, Inc. (NON)                                                                          19,936,875
            970,000  Macromedia, Inc. (NON)                                                                     34,192,500
          5,196,700  Microsoft Corp. (NON)                                                                     468,677,381
          8,420,000  Parametric Technology Corp. (NON)                                                         116,827,500
            116,500  Peregrine Systems, Inc. (NON)                                                               2,992,594
            930,000  Rational Software Corp. (NON)                                                              30,631,875
          1,000,600  Research in Motion Ltd. (Canada) (NON)                                                     20,262,150
            960,000  Sapient Corp. (NON)                                                                        54,360,000
            860,000  Security First Technologies Corp. (NON)                                                    38,807,500
          2,858,700  Synopsys, Inc.                                                                            157,764,506
          1,000,000  VERITAS Software Corp. (NON)                                                               94,937,500
                                                                                                           ---------------
                                                                                                             1,478,048,694

Conglomerates (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,648,900  Tyco International Ltd. (NON)                                                             345,733,275
          1,633,000  United Technologies Corp.                                                                 117,065,688
                                                                                                           ---------------
                                                                                                               462,798,963

Consumer Products (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            853,100  Colgate-Palmolive Co.                                                                      84,243,625
          1,128,500  Kimberly-Clark Corp.                                                                       64,324,500
                                                                                                           ---------------
                                                                                                               148,568,125

Consumer Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             60,700  MarketWatch.com, Inc. (NON)                                                                 3,573,713
            160,700  SportsLine USA, Inc. (NON)                                                                  5,765,113
            436,100  StarMedia Network, Inc. (NON)                                                              27,964,913
            535,900  TMP Worldwide, Inc. (NON)                                                                  34,029,650
            551,000  Ziff Davis, Inc. -- ZDNet (NON)                                                            14,326,000
                                                                                                           ---------------
                                                                                                                85,659,389

Cosmetics (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,112,400  Estee Lauder Cos. Class A                                                                 156,009,050

Education (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,806,000  ITT Educational Services, Inc. (NON) (AFF)                                                 47,068,875

Electric Utilities (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,925,000  CalEnergy Co., Inc. (NON)                                                                  66,653,125
            980,000  Montana Power Co. (NON)                                                                    69,090,000
                                                                                                           ---------------
                                                                                                               135,743,125

Electronics and Electrical Equipment (7.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,205,000  Applied Materials, Inc. (NON)                                                              89,019,375
          1,775,000  ASM Lithography Holding N.V. (Netherlands) (NON)                                          105,390,625
          2,950,000  Celestica, Inc. (Canada) (NON)                                                            127,771,875
          1,640,000  Flextronics International Ltd. (NON)                                                       91,020,000
          3,884,500  General Electric Co.                                                                      438,948,500
          1,144,170  KLA Tencor Corp. (NON)                                                                     74,228,029
          1,046,000  Illinois Tool Works, Inc.                                                                  85,772,000
          1,675,000  Jabil Circuit, Inc. (NON)                                                                  75,584,375
            590,000  Novellus Systems, Inc. (NON)                                                               40,267,500
          1,950,000  Sanmina Corp. (NON)                                                                       147,956,250
          1,305,000  Solectron Corp. (NON)                                                                      87,027,188
          1,105,000  Teradyne, Inc. (NON)                                                                       79,283,750
            693,800  Uniphase Corp. (NON)                                                                      115,170,800
                                                                                                           ---------------
                                                                                                             1,557,440,267

Energy-Related (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            251,600  Calpine Corp. (NON)                                                                        13,586,400

Entertainment (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,480,000  Harrah's Entertainment, Inc. (NON)                                                         76,560,000
          1,232,900  International Speedway Corp. Class A                                                       58,562,750
          1,635,000  SFX Entertainment, Inc. Class A (NON)                                                     104,640,000
          3,814,300  Time Warner, Inc.                                                                         280,351,050
          4,383,800  Viacom, Inc. Class B                                                                      192,887,200
                                                                                                           ---------------
                                                                                                               713,001,000

Financial Services (4.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,406,950  Citigroup, Inc.                                                                           161,830,125
          3,212,000  Concord EFS, Inc. (NON)                                                                   135,907,750
            620,000  Donaldson, Lufkin & Jenrette, Inc.                                                         37,355,000
          1,610,000  E(a)Trade Group, Inc. (NON)                                                                64,299,375
          2,125,000  Finova Group, Inc.                                                                        111,828,125
            199,700  Goldman Sachs Group, Inc. (The)                                                            14,428,325
            248,300  Investment Technology Group, Inc.                                                           8,038,713
          1,131,900  Morgan Stanley, Dean Witter, Discover and Co.                                             116,019,750
            553,100  Providian Financial Corp.                                                                  51,714,850
          1,347,200  Schwab (Charles) Corp.                                                                    148,023,600
          2,517,000  TCF Financial Corp.                                                                        70,161,375
            688,325  TD Waterhouse Group, Inc. (NON)                                                            17,251,145
                                                                                                           ---------------
                                                                                                               936,858,133

Funeral/Cemetery Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          6,803,500  Stewart Enterprises, Inc. Class A (AFF)                                                    99,075,969

Gas Pipelines (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,349,700  Enron Corp. (NON)                                                                         110,337,975
          3,401,300  Williams Cos., Inc. (NON)                                                                 144,767,831
                                                                                                           ---------------
                                                                                                               255,105,806

Health Care Information Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,001,100  Eclipsys Corp. (NON)                                                                       23,963,831

Health Care Services (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            752,172  CareMatrix Corp. (NON)                                                                      9,355,139
            117,800  Healtheon Corp. (NON)                                                                       9,070,600
          2,384,700  Lincare Holdings, Inc. (NON)                                                               59,617,500
            964,400  Sunrise Assisted Living, Inc. (NON)                                                        33,633,450
            690,000  TLC The Laser Center, Inc. (Canada) (NON)                                                  33,120,000
                                                                                                           ---------------
                                                                                                               144,796,689

Hospital Management (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,480,000  Health Management Assoc., Inc. (NON)                                                       84,150,000

Insurance (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,372,300  American International Group, Inc.                                                        160,644,869

Lodging (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,032,700  Extended Stay America, Inc. (NON) (AFF)                                                    60,392,400
          1,020,000  Four Seasons Hotels, Inc. (Canada) (NON)                                                   44,943,750
                                                                                                           ---------------
                                                                                                               105,336,150

Medical Management Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            997,900  Pediatrix Medical Group, Inc. (NON) (AFF)                                                  21,205,375

Medical Supplies and Devices (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            948,000  Bausch & Lomb, Inc. (NON)                                                                  72,522,000
          1,615,000  Biomet, Inc. (NON)                                                                         64,196,250
          1,420,000  Henry Schein, Inc. (NON)                                                                   44,996,250
          1,318,600  Johnson & Johnson                                                                         129,222,800
          5,265,000  Sybron International Corp. (NON) (AFF)                                                    145,116,563
            556,000  VISX, Inc. (NON)                                                                           44,028,250
          2,144,600  Waters Corp. (NON)                                                                        113,931,875
                                                                                                           ---------------
                                                                                                               614,013,988

Networking and Telecommunication Equipment (7.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,243,700  CIENA Corp. (NON)                                                                          37,544,194
          4,353,100  Cisco Systems, Inc. (NON)                                                                 280,502,881
          1,417,500  Comverse Technology, Inc. (NON)                                                           107,021,250
          2,157,800  General Instrument Corp. (NON)                                                             91,706,500
          1,853,400  International Network Services (NON)                                                       74,831,025
             20,271  Juniper Networks, Inc. (NON)                                                                3,020,379
          5,025,400  Lucent Technologies, Inc.                                                                 338,900,413
          1,257,500  Network Appliance, Inc. (NON)                                                              70,262,813
          2,463,500  Nokia Corp. ADR (Finland)                                                                 225,564,219
          2,401,200  QUALCOMM, Inc. (NON)                                                                      344,572,200
          1,805,800  Tellabs, Inc. (NON)                                                                       122,004,363
                                                                                                           ---------------
                                                                                                             1,695,930,237

Pharmaceuticals and Biotechnology (5.8%)
--------------------------------------------------------------------------------------------------------------------------
          3,142,900  American Home Products Corp. (NON)                                                        180,716,750
          2,260,300  Amgen, Inc. (NON)                                                                         137,595,763
          7,554,100  Elan Corp. PLC ADR (Ireland) (NON)                                                        209,626,275
          1,087,800  Forest Laboratories, Inc. (NON)                                                            50,310,750
          1,206,000  IDEXX Laboratories, Inc. (NON)                                                             28,114,875
            121,700  Jones Medical Industries, Inc.                                                              4,791,938
          1,657,500  Medicis Pharmaceutical Corp. Class A (NON) (AFF)                                           42,059,063
            285,000  QLT PhotoTherapeutics, Inc. (Canada) (NON)                                                 15,675,000
          5,471,600  Schering-Plough Corp.                                                                     289,994,800
          1,195,000  Sepracor, Inc. (NON)                                                                       97,093,750
          1,033,000  Transkaryotic Therapies, Inc. (Malaysia) (NON) (AFF)                                       34,089,000
          1,840,200  Warner-Lambert Co.                                                                        127,663,875
          1,125,000  Watson Pharmaceuticals, Inc. (NON)                                                         39,445,313
                                                                                                           ---------------
                                                                                                             1,257,177,152

Restaurants (0.2%)
--------------------------------------------------------------------------------------------------------------------------
         10,141,767  J.D. Wetherspoon PLC (United Kingdom) (AFF)                                                47,187,005

Retail (10.4%)
--------------------------------------------------------------------------------------------------------------------------
            383,900  Amazon.com, Inc. (NON)                                                                     48,035,488
          6,933,900  Bed Bath & Beyond, Inc. (NON)                                                             266,955,150
            655,000  Beyond.com Corp. (NON)                                                                     18,790,313
          4,693,500  Costco Companies, Inc. (NON)                                                              375,773,344
          3,171,100  CVS Corp.                                                                                 160,933,325
          1,988,600  Dollar Tree Stores, Inc. (NON)                                                             87,498,400
          2,998,200  Gap, Inc. (The) (NON)                                                                     151,034,325
          4,119,000  Home Depot, Inc. (The)                                                                    265,418,063
          2,590,000  Kohls Corp. (NON)                                                                         199,915,625
          2,674,200  Safeway, Inc. (NON)                                                                       132,372,900
          6,198,800  TJX Cos., Inc. (The)                                                                      206,497,525
          6,211,000  Wal-Mart Stores, Inc.                                                                     299,680,750
          1,090,200  Williams-Sonoma, Inc. (NON)                                                                37,952,588
                                                                                                           ---------------
                                                                                                             2,250,857,796

Semiconductors (6.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,118,000  Analog Devices, Inc. (NON)                                                                156,484,625
            565,000  Applied Micro Circuits Corp. (NON)                                                         46,471,250
          1,179,500  E-Tek Dynamics, Inc. (NON)                                                                 56,099,969
          3,609,400  Linear Technology Corp.                                                                   242,732,150
          3,125,000  Maxim Integrated Products, Inc. (NON)                                                     207,812,500
            596,400  Micrel, Inc. (NON)                                                                         44,133,600
          2,236,600  Motorola, Inc.                                                                            211,917,850
          1,615,000  PMC - Sierra, Inc. (NON)                                                                   95,184,063
             55,100  RF Micro Devices, Inc. (NON)                                                                4,111,892
            493,200  SDL, Inc. (NON)                                                                            25,184,025
          1,369,500  Texas Instruments, Inc.                                                                   198,577,500
          1,505,000  Xilinx, Inc. (NON)                                                                         86,161,250
                                                                                                           ---------------
                                                                                                             1,374,870,674

Telecommunication Services (13.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,367,000  ADC Telecommunications, Inc. (NON)                                                        107,846,438
          1,891,500  Allegiance Telecom, Inc. (NON)                                                            103,796,063
         14,627,104  American Telephone & Telegraph Corp.                                                      537,546,072
          3,446,600  American Tower Corp. Class A (NON)                                                         82,718,400
            244,000  Copper Mountain Networks, Inc. (NON)                                                       18,849,000
            875,000  Frontier Corp. (NON)                                                                       51,625,000
          1,265,753  Global Crossing Ltd. (NON)                                                                 53,952,722
          2,645,000  Global TeleSystems Group, Inc. (NON)                                                      214,245,000
          1,485,000  Intermedia Communications, Inc. (NON)                                                      44,550,000
          2,743,300  MCI WorldCom, Inc. (NON)                                                                  236,095,256
          2,770,000  McLeod, Inc. Class A (NON)                                                                152,350,000
          7,800,000  Metromedia Fiber Network, Inc. Class A (NON)                                              280,312,500
          3,025,400  NEXTLINK Communications, Inc. Class A (NON)                                               225,014,125
            870,000  NTL, Inc. (NON)                                                                            74,983,125
          3,179,500  Qwest Communications International, Inc. (NON)                                            105,122,219
          1,690,200  RSL Communications Ltd. Class A (NON)                                                      32,641,988
          3,197,500  Sprint PCS                                                                                182,657,188
          3,455,800  Sprint Corp.                                                                              182,509,438
            646,700  Vodafone AirTouch PLC (United Kingdom) (NON)                                              127,399,900
          1,155,000  WinStar Communications, Inc. (NON)                                                         56,306,250
                                                                                                           ---------------
                                                                                                             2,870,520,684
                                                                                                           ---------------
                     Total Common Stocks (cost $13,595,052,980)                                            $21,277,489,938

COMMERCIAL PAPER (2.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $50,000,000  Asset Securitization Corp. for an effective yield of 4.92%,
                       July 23, 1999                                                                       $    49,849,667
         49,000,000  Corporate Receivables Corp. for an effective yield of 4.82%,
                       July 9, 1999                                                                             48,947,516
         30,000,000  Credit Suisse First Boston for an effective yield of 4.82%,
                       August 5, 1999                                                                           29,859,417
         25,000,000  Federal Home Loan Mortgage Corp. for an effective yield
                       of 4.81%, July 19, 1999                                                                  24,939,875
         50,000,000  Federal Home Loan Mortgage Corp. for an effective yield
                       of 4.71%, July 20, 1999                                                                  49,874,389
         50,000,000  Federal National Mortgage Association for an effective yield
                       of 4.81%, July 6, 1999                                                                   49,966,597
         50,000,000  Ford Motor Credit Corp. for an effective yield of 4.79%,
                       July 9, 1999                                                                             49,946,556
         50,000,000  General Electric Capital Corp. for an effective yield of 4.81%,
                       July 28, 1999                                                                            49,819,625
         33,653,000  Prudential Funding Corp. for an effective yield of 5.50%,
                       July 1, 1999                                                                             33,647,858
         50,000,000  Sigma Finance Inc. for an effective yield of 4.85%, July 12, 1999                          49,926,055
                                                                                                           ---------------
                     Total Commercial Paper (cost $436,777,555)                                            $   436,777,555
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $14,031,830,535) (b)                                          $21,714,267,493
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $21,723,320,879.

  (b) The aggregate identified cost on a tax basis is $14,048,064,985, resulting in gross unrealized appreciation and depreciation of $8,068,625,136 and $402,422,628, respectively, or net unrealized appreciation of $7,666,202,508.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
June 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $14,031,830,535) (Note 1)                                      $21,714,267,493
-----------------------------------------------------------------------------------------------
Cash                                                                                 21,982,328
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                             2,955,548
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               19,822,704
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                      218,294,868
-----------------------------------------------------------------------------------------------
Total assets                                                                     21,977,322,941

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    150,922,980
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           61,209,561
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         24,849,142
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            2,120,903
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           318,306
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             14,518
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               13,486,413
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                1,080,239
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   254,002,062
-----------------------------------------------------------------------------------------------
Net assets                                                                      $21,723,320,879

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $11,722,919,385
-----------------------------------------------------------------------------------------------
Accumulated net realized gains on investments and
foreign currency transactions (Note 1)                                            2,317,965,228
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                 7,682,436,266
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $21,723,320,879

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($11,817,797,892 divided by 180,134,512 shares)                                          $65.61
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $65.61)*                                  $69.61
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($8,382,291,940 divided by 134,090,104 shares)**                                         $62.51
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($491,208,632 divided by 7,668,713 shares)                                               $64.05
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $64.05)*                                  $66.37
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,032,022,415 divided by 15,521,953 shares)                                            $66.49
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended June 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                         $   21,430,525
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $157,759, including dividend income
of $853,076 from investments in affiliated issuers) (Note 5)                         43,997,777
-----------------------------------------------------------------------------------------------
Total investment income                                                              65,428,302

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     90,089,683
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       28,070,068
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       316,688
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         56,132
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                25,255,230
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                68,843,851
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 3,226,323
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 413,222
-----------------------------------------------------------------------------------------------
Registration fees                                                                         8,488
-----------------------------------------------------------------------------------------------
Auditing                                                                                133,506
-----------------------------------------------------------------------------------------------
Legal                                                                                   104,323
-----------------------------------------------------------------------------------------------
Postage                                                                               3,174,312
-----------------------------------------------------------------------------------------------
Other                                                                                 3,437,460
-----------------------------------------------------------------------------------------------
Total expenses                                                                      223,129,286
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (2,444,849)
-----------------------------------------------------------------------------------------------
Net expenses                                                                        220,684,437
-----------------------------------------------------------------------------------------------
Net investment loss                                                                (155,256,135)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (including net realized loss of $309,606,687
on sales of investments in affiliated issuers) (Note 5)                           2,352,941,644
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                               1,551
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the year                                                                 (692)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          997,122,404
-----------------------------------------------------------------------------------------------
Net gain on investments                                                           3,350,064,907
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $3,194,808,772
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended June 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                             $  (155,256,135) $ (135,338,935)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                             2,352,943,195   1,228,126,644
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                               997,121,712   3,538,793,763
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              3,194,808,772   4,631,581,472
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                        (332,350,742)   (185,202,878)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                        (257,923,945)   (157,607,099)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (14,531,244)     (8,456,807)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (15,917,465)     (7,008,141)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   114,640,051     428,556,668
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      2,688,725,427   4,701,863,215

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                19,034,595,452  14,332,732,237
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $--, respectively)                                            $21,723,320,879 $19,034,595,452
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended June 30
--------------------------------------------------------------------------------------------------------------------------------
                                                 1999             1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $57.68           $44.47           $42.99           $29.58           $21.88
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (.32)(c)         (.25)            (.20)(c)         (.21)(c)         (.12)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                             10.13            14.55             2.00            13.62             8.02
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            9.81            14.30             1.80            13.41             7.90
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                  (1.88)           (1.09)            (.26)              --             (.15)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                                     --               --             (.06)              --             (.04)
--------------------------------------------------------------------------------------------------------------------------------
Return of capital                                  --               --               --               --             (.01)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (1.88)           (1.09)            (.32)              --             (.20)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $65.61           $57.68           $44.47           $42.99           $29.58
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                          17.81            32.75             4.26            45.34            36.36
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $11,817,798      $10,163,386       $7,381,624       $4,752,611       $1,341,877
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                        .93              .98             1.06             1.11             1.13
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                        (.56)            (.49)            (.48)            (.54)            (.55)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          76.54            65.21            66.74            36.61            56.99
--------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended June 30
--------------------------------------------------------------------------------------------------------------------------------
                                                 1999             1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $55.42           $43.08           $41.96           $29.09           $21.68
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (.66)(c)         (.62)            (.49)(c)         (.48)(c)         (.23)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              9.63            14.05             1.93            13.35             7.84
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            8.97            13.43             1.44            12.87             7.61
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                  (1.88)           (1.09)            (.26)              --             (.15)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                                     --               --             (.06)              --             (.04)
--------------------------------------------------------------------------------------------------------------------------------
Return of capital                                  --               --               --               --             (.01)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (1.88)           (1.09)            (.32)              --             (.20)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $62.51           $55.42           $43.08           $41.96           $29.09
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                          17.01            31.78             3.50            44.24            35.34
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $8,382,292       $7,950,848       $6,359,447       $4,254,962       $1,013,379
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                       1.60             1.73             1.81             1.87             1.87
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                       (1.23)           (1.24)           (1.23)           (1.30)           (1.30)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          76.54            65.21            66.74            36.61            56.99
--------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Dec. 1,1994+
operating performance                                              Year ended June 30                            to June 30
--------------------------------------------------------------------------------------------------------------------------------
                                                 1999             1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $56.65           $43.91           $42.66           $29.51           $24.72
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (.58)(c)         (.49)            (.40)(c)         (.40)(c)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              9.86            14.32             1.97            13.55             5.04
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            9.28            13.83             1.57            13.15             4.99
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                  (1.88)           (1.09)            (.26)              --             (.15)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                                     --               --             (.06)              --             (.04)
--------------------------------------------------------------------------------------------------------------------------------
Return of capital                                  --               --               --               --             (.01)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (1.88)           (1.09)            (.32)              --             (.20)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $64.05           $56.65           $43.91           $42.66           $29.51
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                          17.19            32.09             3.75            44.56            20.40*
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $491,209         $444,325         $337,535         $210,404          $16,011
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                       1.43             1.48             1.56             1.64              .94*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                       (1.06)            (.99)            (.98)           (1.06)            (.53)*
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          76.54            65.21            66.74            36.61            56.99
--------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       July 19,1994+
operating performance                                              Year ended June 30                            to June 30
--------------------------------------------------------------------------------------------------------------------------------
                                                 1999             1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $58.28           $44.82           $43.21           $29.66           $22.59
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (.19)(c)         (.13)(c)         (.09)(c)         (.11)(c)         (.04)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                             10.28            14.68             2.02            13.66             7.31
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                           10.09            14.55             1.93            13.55             7.27
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                  (1.88)           (1.09)            (.26)              --             (.15)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                                     --               --             (.06)              --             (.04)
--------------------------------------------------------------------------------------------------------------------------------
Return of capital                                  --               --               --               --             (.01)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (1.88)           (1.09)            (.32)              --             (.20)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $66.49           $58.28           $44.82           $43.21           $29.66
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                          18.11            33.05             4.54            45.68            32.42*
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $1,032,022         $476,037         $254,126         $118,640          $24,538
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                        .68              .73              .81              .86              .83*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                        (.32)            (.24)            (.23)            (.29)            (.26)*
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          76.54            65.21            66.74            36.61            56.99
--------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
June 30, 1999

Note 1
Significant accounting policies

Putnam New Opportunities Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., possess above-average, long-term growth potential.

The fund, which is currently closed to new investors, offers class A, class B, class M and class Y shares. Effective July 26, 1999, the fund will begin offering class C shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 1999, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and net operating losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1999, the fund reclassified $155,256,135 to decrease accumulated net investment loss and $149,090,510 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $6,165,625. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, and 0.39% thereafter. Prior to June 4, 1999, any amount over $21.5 billion was based on 0.43%.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 1999, fund expenses were reduced by $2,444,849 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $12,510 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 0.85% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively. Prior to January 1, 1999, the annual rate was 1.00% of the average net assets attributable to class B shares.

For the year ended June 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,697,897 and $58,756 from the sale of class A and class M shares, respectively and $11,247,609 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended June 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $93,167 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended June 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $14,030,762,803 and $14,624,264,787, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At June 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     45,594,076     $2,572,784,440
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,046,651        317,327,118
-----------------------------------------------------------------------------
                                                51,640,727      2,890,111,558

Shares
repurchased                                    (47,716,775)    (2,689,861,510)
-----------------------------------------------------------------------------
Net increase                                     3,923,952     $  200,250,048
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     42,566,727     $2,162,347,087
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,792,795        176,109,174
-----------------------------------------------------------------------------
                                                46,359,522      2,338,456,261

Shares
repurchased                                    (36,146,474)    (1,835,480,082)
-----------------------------------------------------------------------------
Net increase                                    10,213,048     $  502,976,179
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,985,427      $ 532,229,736
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,483,603        224,942,388
-----------------------------------------------------------------------------
                                                14,469,030        757,172,124

Shares
repurchased                                    (23,849,418)    (1,272,000,118)
-----------------------------------------------------------------------------
Net decrease                                    (9,380,388)     $(514,827,994)
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     10,958,089      $ 534,080,968
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,063,932        137,202,777
-----------------------------------------------------------------------------
                                                14,022,021        671,283,745

Shares
repurchased                                    (18,161,751)      (885,361,106)
-----------------------------------------------------------------------------
Net decrease                                    (4,139,730)     $(214,077,361)
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,659,416       $ 90,965,413
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      266,448         13,693,360
-----------------------------------------------------------------------------
                                                 1,925,864        104,658,773

Shares
repurchased                                     (2,100,915)      (116,130,595)
-----------------------------------------------------------------------------
Net decrease                                      (175,051)      $(11,471,822)
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,779,820       $ 87,997,481
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      165,573          7,570,046
-----------------------------------------------------------------------------
                                                 1,945,393         95,567,527

Shares
repurchased                                     (1,788,827)       (88,903,355)
-----------------------------------------------------------------------------
Net increase                                       156,566       $  6,664,172
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     10,843,488       $643,820,161
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      299,803         15,917,465
-----------------------------------------------------------------------------
                                                11,143,291        659,737,626

Shares
repurchased                                     (3,789,291)      (219,047,807)
-----------------------------------------------------------------------------
Net increase                                     7,354,000       $440,689,819
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,222,463       $222,106,964
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      149,625          7,008,141
-----------------------------------------------------------------------------
                                                 4,372,088        229,115,105

Shares
repurchased                                     (1,874,552)       (96,121,427)
-----------------------------------------------------------------------------
Net increase                                     2,497,536       $132,993,678
-----------------------------------------------------------------------------




Note 5
Transactions with Affiliated Companies

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                                  Purchase              Sales           Dividend             Market
Affiliates                                            cost               cost             Income              Value
-------------------------------------------------------------------------------------------------------------------
Accustaff, Inc.                               $ 44,887,394     $           --           $     --       $         --
Applied Graphics
 Technologies, Inc.                             28,702,336         76,113,787                 --                 --
Barnett, Inc.                                           --         21,829,192                 --                 --
Carematrix Corporation                           5,506,342          9,353,810                 --                 --
CBT Group PLC Sponsored
 ADR                                             3,153,006         33,209,078                 --                 --
Ciber, Inc.                                     31,684,881         72,212,668                 --                 --
Concentra Managed Care, Inc.                            --         78,056,282                 --                 --
Extended Stay America, Inc.                      4,288,926          8,175,973                 --         60,392,400
Gilead Sciences, Inc.                                   --         29,991,459                 --                 --
HCR Manor Care, Inc.                                    --         50,907,779                 --                 --
International Speedway Corp.
 Class A                                        43,157,919                 --                 --                 --
ITT Educational Services, Inc.                  56,314,761                 --                 --         47,068,875
J.D. Wetherspoon PLC                               235,766                 --            412,370         47,187,005
Landry's Seafood
 Restaurant Inc.                                        --         31,458,569                 --                 --
Lason Holdings, Inc.                            33,436,814         33,436,814                 --                 --
Lincare Holdings, Inc.                          13,235,395         23,441,098                 --                 --
Medicis Pharmaceutical Corp.
 Class A                                         4,776,704                 --                 --         42,059,063
Metamor Worldwide, Inc.                          1,216,210         52,140,270                 --                 --
Metromedia Fiber Network
 Class A                                        23,269,662                 --                 --                 --
Modis Professional Services, Inc.                4,562,920        157,752,417                 --                 --
Network Solutions, Inc                          70,447,379         70,477,379                 --                 --
Nova Corp.                                      29,276,632        117,418,529                 --                 --
Papa Johns International, Inc.                     472,726         36,243,765                 --                 --
Pediatrix Medical Group, Inc.                           --                 --                 --         21,205,375
PMT Services, Inc.                              18,044,888                 --                 --                 --
Rexall Sundown, Inc.                             8,814,850         81,761,524                 --                 --
RSL Communications Ltd.
 Class A                                        43,769,278         19,479,805                 --                 --
Saville Systems Ireland ADR                        847,273         34,861,026                 --                 --
Snyder Communications, Inc.                     96,664,299                 --                 --        153,761,250
Stewart Enterprises, Inc.
 Class A                                         1,739,027         11,727,250            440,706         99,075,969
Sybron International Corp.                      31,663,409                 --                 --        145,116,563
Total Renal Care Holdings                               --         69,099,290                 --                 --
Transkaryotic Therapies, Inc.                    7,506,837                 --                 --         34,089,000
Verisign, Inc.                                  44,382,513                 --                 --                 --
Westwood One, Inc.                                      --                 --                 --         54,245,000
-------------------------------------------------------------------------------------------------------------------
  Totals                                      $652,058,147     $1,119,147,764           $853,076       $704,200,500
-------------------------------------------------------------------------------------------------------------------




Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $2,334,199,107 as capital gain for its taxable year ended June 30, 1999.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Daniel L. Miller
Vice President and Fund Manager

Jeffrey R. Lindsey
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam New Opportunities Fund It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN013-53944 852/358/983/526 8/99



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam New Opportunities Fund
Supplement to Annual Report dated 6/30/99

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return
for periods ended 6/30/99                                   NAV

1 year                                                    18.11%
5 years                                                  227.25
Annual average                                            26.76
10 years                                                   6.00
Annual average                                             6.00
Life of fund (since class A inception, 8/31/90)          798.03
Annual average                                            28.22

Share value:                                                NAV

6/30/98                                                  $58.28
6/30/99                                                  $66.49
----------------------------------------------------------------------------

Distributions:     No.     Income      Capital gains      Total
                    1      $0.000          1.880         $1.880
----------------------------------------------------------------------------

Please note that past performance does not indicate future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.